UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2020

AAON, INC.
(Exact name of Registrant as Specified in Charter)

Nevada			0-18953	87-0448736
(State or Other Jurisdiction			(Commission File Number: )	(IRS Employer Identification No.)
of Incorporation)

2425 South Yukon Ave.,	Tulsa,	Oklahoma		74107
(Address of Principal Executive Offices)				(Zip Code)

(Registrant's telephone number, including area code): (918) 583-2266

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AAON	NASDAQ

Item 5.02      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(c)  Appointment of Certain Officers

The Company announced today that its Board of Directors elected Gene Stewart as Vice President of AAON, Inc. (the “Company”), to be effective April 1, 2020. In addition, the Board of Directors of the Company’s wholly-owned subsidiary, AAON Coil Products, Inc. (“AAON Coil Products”), has elected Mr. Stewart as President of AAON Coil Products, also to be effective April 1, 2020.

From February 2015 to present, Mr. Stewart has served as co-owner and President of North Texas Farm & Garden, a small power engine shop specializing in sales, parts and service of commercial and residential lawn and garden equipment located in Lewisville, Texas. Mr. Stewart previously served as the Aftermarket Business Leader – Parts and Warranty Service for the Company from January 2013 through January 2015. Mr. Stewart was the Parts Sales and Distribution Leader for Texas AirSystems from April 2009 through 2012 and prior to that spent over 11 years in several positions at Trane, including Parts and LCU Equipment Business Leader from January 2006 to April 2009. He has a BA in Management and Marketing from the University of Texas at Arlington – College of Business Administration.

Mr. Stewart will be eligible to participate in all elements of the Company’s executive compensation package. Mr. Stewart and the Company have not entered into any employment agreement in connection with his election to these positions.

Mr. Stewart does not have any family relationships with any of the Company’s directors or officers and is not party to any transactions of the type listed in Item 404(a) of Regulation S-K.

A copy of the Company's press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.1	Press release dated March 17, 2020 announcing election of Gene Stewart as Vice President of AAON, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AAON, INC.

Date:	March 18, 2020	By:	/s/ Luke A. Bomer
Luke A. Bomer, Secretary